Exhibit 10.2

This document prepared by and,

after recording, return to:

Meltzer, Purtill & Stelle LLC

125 South Wacker Drive, Suite 2900

Chicago, Illinois 60606

NOTICE TO RECORDER: THIS FIRST AMENDMENT TO MORTGAGE AND ASSIGNMENT OF LEASES (“AGREEMENT”) AMENDS THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT DATED APRIL 27, 2023 RECORDED IN the public records of HERNANDO County, florida oN MAY 10, 2023, IN OFFICIAL RECORDS BOOK 4296, PAGE 452 (“MOrtgage”) WHICH SECURES indebtedness in the principal amount of $3,055,000.00 (“ORIGINAL INDEBTEDNESS”). Florida Documentary Stamp Tax in THE amount of $10,692.50 and Florida Non-Recurring Intangible Tax in the amount of $6,110.00 HAVE BEEN PREVIOUSLY PAID ON THE ORIGINAL INDEBTEDNESS to the Clerk of THE CIRCUIT Court in HERNANDO County, Florida AS SHOWN ON THE MORTGAGE. no additional indebtedness is being extended. Accordingly, no additional Florida documentary stamp tax or Florida non-recurring intangible tax are due on this AGREEMENt.

FIRST AMENDMENT TO MORTGAGE AND ASSIGNMENT OF LEASES

BROOKSVILLE

THIS FIRST AMENDMENT TO MORTGAGE AND ASSIGNMENT OF LEASES (“Agreement”) is made effective as of January 27, 2024, by and between BROOKSVILLE DEVELOPMENT PARTNERS, LLC, a Florida limited liability company (“Mortgagor” or “Borrower”) to and for the benefit of REPUBLIC BANK OF CHICAGO, its successors and assigns (“Mortgagee” or “Lender”).

R E C I T A L S:

A. Pursuant to the terms and conditions of that certain Loan Agreement dated April 27, 2023 among Borrower, Guarantor and Lender (as amended, restated, or modified from time to time, “Loan Agreement”), Lender has heretofore made a loan (“Loan”) to Borrower in the principal amount of Three Million Fifty-Five Thousand and No/100 Dollars ($3,055,000.00). The Loan is evidenced by that certain Promissory Note dated April 27, 2023 in the principal amount of the Loan (as amended, restated, or modified from time to time, “Original Note”) made payable by Borrower to the order of Lender.

B. The Original Note is secured by, among other things, (i) that certain Mortgage and Security Agreement dated April 27, 2023 from Borrower to Lender and recorded with the Hernando County, Florida Recorder (“Recorder’s Office”) on May 10, 2023, in Official Records Book 4296, Page 452 (as amended, restated, or modified from time to time, “Mortgage”), which Mortgage encumbers the real property and all improvements thereon legally described on Exhibit A attached hereto (“Property”), (ii) that certain Assignment of Leases and Rents dated April 27, 2023 from Borrower to Lender and recorded with the Recorder’s Office on May 10, 2023 in Official Records Book 4296, Page 474 (as amended, restated, or modified from time to time, “Assignment of Leases”), (iii) that certain Environmental Indemnity Agreement dated April 27, 2023 executed by Borrower and Guarantor to and for the benefit of Lender (as amended, restated, or modified from time to time, “Indemnity Agreement”), (iv) that certain Guaranty dated April 27, 2023 executed by Guarantor to and the for the benefit of Lender (as amended, restated, or modified from time to time, “Guaranty”), and (v) certain other loan documents (the Loan Agreement, the Original Note, the Mortgage, the Assignment of Leases, the Indemnity Agreement, the Guaranty, and the other documents evidencing, securing and guarantying the Loan, in their original form and as amended, are collectively referred to herein as the “Loan Documents”).

C. Pursuant to the terms of that certain First Modification of Loan Documents of even date herewith by and among Borrower, Guarantor, and Lender (the “First Modification,” which term shall be included in the definition of “Loan Agreement” and “Loan Documents” set forth above), Borrower, Guarantor and Lender agreed to amend the Loan Documents to, among other things, extend the Maturity Date of the Loan.

D. Mortgagor and Lender desire to amend the Mortgage and the Assignment of Leases to reflect the terms and provisions of the First Modification, and the parties have agreed to the requested amendments as set forth herein.

AGREEMENTS:

ACCORDINGLY, in consideration of (i) the facts set forth hereinabove (which are hereby incorporated into and made a part of this Agreement), (ii) the agreements by Lender to modify the Mortgage and the Assignment of Leases as provided herein, (iii) the covenants and agreements contained herein, and (iv) other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Recitals. The recitals set forth above are hereby incorporated herein and made a part hereof.

2. Capitalized Terms. The capitalized terms used herein without definition shall have the same meaning herein as such terms have in the Loan Agreement.

3. References. All references to the Loan Agreement and/or to any or all of the Loan Documents in the Mortgage and the Assignment of Leases shall be deemed to mean and include the Loan Agreement and the Loan Documents as amended by the First Modification. All references to the Mortgage and the Assignment of Leases in the Loan Documents shall be deemed to mean and include the Mortgage and the Assignment of Leases as amended by this Agreement.

4. Amendment to Mortgage. The Recitals A., B., and C. of the Mortgage are hereby amended to read in their entirety as follows:

“A. Mortgagee has extended to Mortgagor a loan in the principal amount of Three Million Fifty-Five Thousand and No/100 Dollars ($3,055,000.00) (“Loan”), as evidenced by that certain Amended and Restated Promissory Note with an effective date of January 27, 2024, executed by Mortgagor in favor of Mortgagee (as amended, restated or modified from time to time, the “Note”).

B. The Note is governed and secured by this Mortgage and the other Loan Documents as set forth in that certain Loan Agreement dated April 27, 2023, as modified by that certain First Modification of Loan Documents made effective as of January 27, 2024 (as amended, restated or modified from time to time, “Loan Agreement”) among Mortgagor, Guarantor and Mortgagee. All terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

C. The unpaid principal amount and all accrued and unpaid interest due under the Loan, as evidenced by the Note, if not sooner paid, shall be due on the day that is 364 days after the effective date of the Note, or January 25, 2025 (“Maturity Date”). All such payments on account of the Indebtedness evidenced by the Note shall be applied as set forth in the Note and being made payable at such place as the holder of the Note may from time to time in writing appoint, and in the absence of such appointment, then at the office of Mortgagee, at the address indicated in the Loan Agreement, or at such other address as Mortgagee may from time to time designate in writing.”

5. Amendment to Assignment of Leases. The Recitals A. and B. of the Assignment of Leases are hereby amended to read in their entirety as follows:

“A. Assignee has extended to Assignor a loan in the principal amount of Three Million Fifty-Five Thousand and No/100 Dollars ($3,055,000.00) (“Loan”), as evidenced by that certain Amended and Restated Promissory Note with an effective date of January 27, 2024, executed by Assignor in favor of Assignee (as amended, restated or modified from time to time, the “Note”).

B. The Note is governed and secured by this Assignment and the other Loan Documents as set forth in that certain Loan Agreement dated April 27, 2023, as modified by that certain First Modification of Loan Documents made effective as of January 27, 2024 (as amended, restated or modified from time to time, “Loan Agreement”) among Assignor, Guarantor and Assignee. All terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.”

6. Representations and Warranties. Mortgagor represents and warrants that it has full power and authority to execute this Agreement, that there are no other liens or claims against the Property or any of the collateral other than the first lien of the Mortgage and the Permitted Encumbrances, that the Mortgage and the Assignment of Leases are binding upon Mortgagor, its successors and assigns, that Lender has heretofore fully performed its obligations under the Loan Documents, and that Mortgagor has no claims or offsets against Lender or against the indebtedness under the Note, the obligations under the Mortgage or the Assignment of Leases, or the obligations under any of the Loan Documents. Mortgagor represents and warrants that (i) it has no defenses, setoffs, counterclaims, actions or equities in favor of Mortgagor to or against enforcement of the Note, the Mortgage, the Assignment of Leases, or any other Loan Documents; and (ii) no oral agreement has been made by any of Lender’s employees, agents, officers or directors to further modify the Note, the Mortgage, the Assignment of Leases, or any other of the Loan Documents.

7. Release. Mortgagor does hereby release and hold harmless Lender, its officers, employees and agents, from and against any claim, action, suit, demand, cost, expense, liability of any kind whether known or unknown, relating in any way to the making of the Loan or the administration thereof, or the communications and business dealings between Lender and Mortgagor through the date hereof.

8. No Novation; Full Force. It is the intent of the parties hereto that this Agreement shall not constitute a novation and shall in no way adversely affect or impair the lien priority of the Mortgage. As modified hereby, the Mortgage shall continue in full force and effect as collateral security for the performance and payment of the Loan, as evidenced by the Note.

9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

IN WITNESS WHEREOF, Mortgagor has caused this Agreement to be executed the day and year first above written.

MORTGAGOR:
Signed, Sealed and Delivered
In the Presence of:	BROOKSVILLE DEVELOPMENT PARTNERS, LLC, a Florida limited liability company

Print Name:	By:	Brooksville Development DE LLC,
a Delaware limited liability company
	Its:	Manager

Print Name:		By:	SAF Trust Under Agreement Dated
July 5, 2022
		Its:	Manager

By:
Boris Tabak, Co-Trustee

SIGNATURE PAGE
FIRST AMENDMENT TO MORTGAGE AND ASSIGNMENT OF LEASES

ACKNOWLEDGMENT

STATE OF FLORIDA

COUNTY OF ______________________

The foregoing instrument was acknowledged before me by means of ☐ physical presence or ☐ online notarization, this ______ day of ________________, 2024, by Boris Tabak, Co-Trustee of the SAF Trust Under Agreement Dated July 5, 2022, being the manager of Brooksville Development DE LLC, a Delaware limited liability company, being the manager of BROOKSVILLE DEVELOPMENT PARTNERS, LLC, a Florida limited liability company (“Mortgagor”), on behalf of Mortgagor, who is personally known to me or has produced _______________________ as identification.

(Notary Seal)
Notary Public

Name typed, printed or stamped
My Commission Expires: ___________________________

ACKNOWLEDGMENT PAGE
FIRST AMENDMENT TO MORTGAGE AND ASSIGNMENT OF LEASES

EXHIBIT A

LEGAL DESCRIPTION

A PARCEL OF LAND LYING IN AND BEING A PART OF SECTION 28, TOWNSHIP 22 SOUTH, RANGE 19 EAST, HERNANDO COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE NW CORNER OF THE SW 1/4 OF SAID SECTION 28; THENCE RUN SOUTH 00°24'13" EAST ALONG THE WEST BOUNDARY OF SAID SW 1/4 A DISTANCE OF 61.82 FEET TO THE NW CORNER OF LANDS DESCRIBED IN OFFICIAL RECORDS BOOK 1922, PAGE 1778, PUBLIC RECORDS OF HERNANDO COUNTY, FLORIDA; THENCE RUN SOUTH 72°31'51" EAST ALONG THE NORTHERLY BOUNDARY OF SAID LANDS A DISTANCE OF 459.37 FEET TO THE POINT OF BEGINNING; THENCE RUN NORTH 17°36'50" EAST ALONG THE EASTERLY BOUNDARY, AND THE EXTENSION THEREOF, OF AND DESCRIBED IN OFFICIAL RECORDS BOOK 1059, PAGE 1669 OF SAID PUBLIC RECORDS, A DISTANCE OF 765.00 FEET TO THE SOUTHERLY RIGHT OF WAY LINE OF STATE ROAD 50 (CORTEZ BOULEVARD); THENCE RUN ALONG SAID RIGHT OF WAY THE FOLLOWING THREE (3) COURSES AND DISTANCES: (1) SOUTH 72°31'51" EAST 675.21 FEET; (2) NORTH 00°25'38" WEST, 24.17 FEET; (3) SOUTH 72°31'51" EAST, 473.70 FEET TO THE WESTERLY BOUNDARY OF LAND DESCRIBED IN OFFICIAL RECORDS BOOK 961, PAGE 601 AND OFFICIAL RECORDS BOOK 1038, PAGE 1280, OF SAID PUBLIC RECORDS; THENCE RUN ALONG SAID BOUNDARY THE FOLLOWING SEVEN (7) COURSES AND DISTANCES: (1) SOUTH 17°28'09" WEST, 388.00 FEET; (2) SOUTH 72°31'51" EAST, 25.00 FEET; (3) SOUTH 17°28'09" WEST, 17.50 FEET TO THE POINT OF CURVATURE OF A CURVE CONCAVE NORTHWESTERLY, HAVING A RADIUS OF 125.00 FEET, A DELTA OF 86°49'54'', A CHORD BEARING OF SOUTH 60°53'06" WEST, AND A CHORD OF 171.82 FEET; THENCE RUN ALONG THE ARC OF SAID CURVE (4) 189.44 FEET; (5) SOUTH 14°18'03" WEST, 36.00 FEET; (6) SOUTH 72°31'51" EAST, 362.65 FEET; (7) SOUTH 02°07'13" EAST, 231.92 FEET TO THE SOUTH BOUNDARY OF THE EAST 1/2 OF THE NW 1/4 OF THE NE 1/4 OF THE SW 1/4 OF SAID SECTION 28; THENCE RUN SOUTH 89°19'20" WEST ALONG SAID SOUTH BOUNDARY A DISTANCE OF 10.44 FEET TO THE NORTHERLY BOUNDARY OF LAND DESCRIBED IN SAID OFFICIAL RECORDS BOOK 1922, PAGE 1778; THENCE RUN NORTH 72°31'51" WEST ALONG SAID NORTHERLY BOUNDARY A DISTANCE OF 1482.80 FEET TO THE POINT OF BEGINNING.

EXHIBIT A